SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 25, 2002

                                United Pan-Europe
                               Communications N.V.
             (Exact name of registrant as specified in its charter)

                                 The Netherlands
                 (State or Other Jurisdiction of Incorporation)

                                    000-25365
                            (Commission File Number)

                                   98-0191997
                     (I.R.S. Employer Identification Number)

                                Boeing Avenue 53
                             1119 PE, Schiphol Rijk
                                 The Netherlands
              (Address and zip code of principal executive offices)

                                (31) 20-778-9840
              (Registrant's telephone number, including area code)











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Item 5.  Other Events

On July 25, 2002, United Pan-Europe Communications N.V. (the "Company") issued a statement to the press announcing its reaction to the press release issued by UnitedGlobalCom ("UGC") on July 24, 2002 regarding the recapitalisation of the Company. The full text of the press statement is attached as Exhibit 99.1 hereto.



Item 7.    Exhibits

         Exhibit Number             Description

         99.1                       Press Statement dated July 25, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                   UNITED PAN-EUROPE COMMUNICATIONS N.V.

                                   By: /s/ ANTON A.M. TUIJTEN
                                       -----------------------
                                       Name:  Anton A.M. Tuijten
                                       Title: Member of the Board of Management
                                       and General Counsel



Dated: July 25, 2002